UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 18, 2006


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     000-50974               80-0123855
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


              55 ALMADEN BOULEVARD, SUITE 200
                  SAN JOSE, CALIFORNIA                             95113
         ________________________________________                __________
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The slide presentation included herein is not filed but is furnished in connection with a presentation at the Company's Annual Shareholders Meeting conducted on May 18, 2006 by registrants' Chief Executive Officer.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 18, 2006                      BRIDGE CAPITAL HOLDINGS





                                          By: /s/ THOMAS A. SA
                                              ________________________________
                                                  Thomas A. Sa
                                                  Executive Vice President and
                                                  Chief Financial Officer






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



                                  EXHIBIT INDEX


99.1 Slide presentation by registrant's Chief Executive Officer at the Company's Annual Meeting conducted on May 18, 2006.









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